                                                                 EXHIBIT 10.3




                            SERIES 1995-1 SUPPLEMENT

                                  dated as of

                              _____________, 1995


                                       to


                        ADMINISTRATIVE AGENCY AGREEMENT

                                  dated as of

                                _______ __, 1995


                                     among


                                 COMERICA BANK,
                    as trustee of Ford Credit Titling Trust,



                           FORD MOTOR CREDIT COMPANY,
                as Administrative Agent and initial Beneficiary
                         of Ford Credit Titling Trust,

                                      and

                       FORD CREDIT LEASING COMPANY, INC.
                           as initial Beneficiary of
                           Ford Credit Titling Trust

                               TABLE OF CONTENTS


                                                                                                            Page
                                                                                                            ----

                                                             ARTICLE I
                                                   DESIGNATION OF SUPPLEMENT FOR
                                                    SERIES 1995-1 CERTIFICATES
Section 1.1   Designation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

                                                            ARTICLE II
                                                            DEFINITIONS

Section 2.1   Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

                                                            ARTICLE III
                                                            THE LEASES

Section 3.1   Representations and Warranties of Administrative Agent  . . . . . . . . . . . . . . . . . . .    3

                                                            ARTICLE IV
                                                         FEES AND EXPENSES

Section 4.1   Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7

                                                             ARTICLE V
                                                            COLLECTIONS

Section 5.1   Establishment of Series Collections Account and Series Payaheads Account  . . . . . . . . . .    8
Section 5.2   Application and Distribution of Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
Section 5.3   RCL Trust 1995-1 Purchase Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
Section 5.4   Monthly Payment Advances and Sale Proceeds Advances . . . . . . . . . . . . . . . . . . . . .   12
Section 5.5   Administrative Purchase upon Term Extension . . . . . . . . . . . . . . . . . . . . . . . . .   13

                                                            ARTICLE VI
                                                   REPORTS TO CERTIFICATEHOLDERS

Section 6.1   Statements to Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

                                                                                                            Page
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                                                            ARTICLE VII
                                                         OPTIONAL PURCHASE
Section 7.1   Optional Purchase of Series 1995-1 Certificates . . . . . . . . . . . . . . . . . . . . . . .   14

                                                           ARTICLE VIII
                                                           MISCELLANEOUS


Section 8.1   Provision of Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
Section 8.2   Ratification of Administrative Agency Agreement . . . . . . . . . . . . . . . . . . . . . . .   15
Section 8.3   Actions on Behalf of the Lease Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
Section 8.4   Insurance Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
Section 8.5   Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
Section 8.6   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
Section 8.7   Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
Section 8.8   Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15


Exhibit A -   Schedule of Series 1995-1 Leases and Series 1995-1 Leased Vehicles

Exhibit B -   Form of Lease

        SERIES 1995-1 SUPPLEMENT, dated and effective as of ______ __, 1995 (this "Supplement"), among FORD MOTOR CREDIT COMPANY, a Delaware corporation ("Ford Credit"), as Administrative Agent, initial Beneficiary of Ford Credit Titling Trust ("FCTT") and Holder of an Exchangeable Beneficial Certificate, FORD CREDIT LEASING COMPANY, INC., a Delaware corporation ("Ford Credit Leasing") as initial Beneficiary of FCTT and Holder of an Exchangeable Beneficial Certificate, and COMERICA BANK, a Michigan banking corporation, not in its individual capacity but as trustee for FCTT ("Comerica").

        WHEREAS, pursuant to Section 4.3 of the FCTT Agreement, the Administrative Agent, acting at the unanimous direction of the Holders of Exchangeable Beneficial Certificates, has delivered to Comerica a Series Specification Notice listing certain FCTT Assets which are to be designated as Series 1995-1 Assets;

        WHEREAS, on the Series Issue Date Comerica shall issue a Series of Specified Beneficial Certificates designated as the "Series 1995-1 Certificates" representing in the aggregate a 100 percent interest in the Series Specified Assets designated as the Series 1995-1 Assets;

        WHEREAS, Ford Credit and Ford Credit Leasing intend to contribute their interest in their respective Series 1995-1 Certificates to RCL Trust 1995-1, including their rights under the Administrative Agency Agreement and this Supplement; and

        WHEREAS, in order to administer and service the Series 1995-1 Assets in the manner contemplated by the Administrative Agency Agreement the parties hereto have determined that it is in the best interests of each of the Beneficiaries of FCTT, the transferees of such Beneficiaries, the Administrative Agent and Comerica to enter into this Supplement;

        NOW THEREFORE, Ford Credit, Ford Credit Leasing and Comerica hereby agree as follows:

                                   ARTICLE I
                         DESIGNATION OF SUPPLEMENT FOR
                           SERIES 1995-1 CERTIFICATES

        Section 1.1 Designation. (a) Pursuant to Sections 3.3 and 4.3 of the FCTT Agreement, the Administrative Agent, acting on behalf of FCTT and the Holders of Exchangeable Beneficial Certificates, has designated the Leases and Leased Vehicles listed in the Series 1995-1 Specifications Notice and in Exhibit A attached hereto, as the Series Specified Assets with respect to Series 1995-1 (the "Series 1995-1 Assets") and, in accordance with instructions of the Holders of the Exchangeable Beneficial Certificates set forth in the Series 1995-1 Specifications Notice, hereby issues to the Holders of the Exchangeable Beneficial Certificates the Specified Beneficial Certificates representing the beneficial interest in such Series 1995-1 Assets to be known as the Series 1995-1 Certificates. The parties hereto agree to the following supplemental provisions to the Administrative Agency Agreement with respect to the Series 1995-1 Certificates.

        (b) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Administrative Agency Agreement, the terms and provisions of this Supplement shall govern.


                                   ARTICLE II
                                  DEFINITIONS

        Section 2.1 Definitions. All capitalized terms which are used herein and are not defined herein have the meanings assigned to such terms in Appendix A attached hereto. References to "this Supplement" are to this Series 1995-1 Supplement to the Administrative Agency Agreement. References to "the Administrative Agency Agreement" are to the Administrative Agency Agreement, as supplemented by this Supplement, and as may be otherwise supplemented, amended or modified from time to time. To the extent that any term is defined in both the Administrative Agency Agreement (or Appendix I attached thereto) and this Supplement (or Appendix A attached hereto), the definition set forth in this Supplement (or Appendix A) shall be controlling. All references to

Articles, Sections, subsections and schedules are to Articles, Sections, subsections and schedules of this Supplement unless otherwise specified.


                                  ARTICLE III
                                   THE LEASES

        Section 3.1 Representations and Warranties of Administrative Agent. Ford Credit, in its capacity as Administrative Agent, makes the following representations and warranties as to the Series 1995-1 Assets, on which Comerica relies in executing and authenticating the Series 1995-1 Certificates and on which Ford Credit and Ford Credit Leasing, in their capacities as initial Beneficiaries, rely in making subsequent transfers of the Series 1995-1 Certificates. Such representations and warranties speak as of the execution and delivery of this Supplement, and shall survive the sale, transfer, and assignment of the Series 1995-1 Certificates by Ford Credit and Ford Credit Leasing to RCL Trust and any subsequent transferee:

        (a) New Vehicle. Each Series 1995-1 Leased Vehicle was a new automobile or light-duty truck at the inception of the related 1995-1 Lease.

        (b) Certificate of Title. Each Series 1995-1 Leased Vehicle was titled in the name of "Ford Credit Titling Trust," "Ford Credit Titling Trust, Comerica Bank, Trustee" or such substantially similar words acceptable to the relevant Governmental Authority.

        (c) Residual Value. The Residual Value of each Series 1995-1 Leased Vehicle does not exceed an amount established by the Administrative Agent consistent with its policies and practices regarding the setting of residual values as applied with respect to closed-end retail automobile and light-duty truck leases.

        (d) Pool Balance. At the Series 1995-1 Cut-Off Date the Pool Balance was $_________.

        (e) Interest in Lease and Leased Vehicle. Each Series 1995-1 Lease was entered into by a

     Dealer located in the United States, as lessor, and a Lessee with a billing address in the United States, as lessee, and all of the Dealer's right, title and interest in such Series 1995-1 Lease and the related Series 1995-1 Leased Vehicle was validly assigned by such Dealer to FCTT.

        (f) Customary and Enforceable Provisions. Each Series 1995-1 Lease (i) was originated by a Dealer in the ordinary course of its business and in compliance with the Administrative Agent's, normal credit and collection policies and practices, (ii) contains customary and enforceable provisions and (iii) is substantially in the form of Exhibit B.

        (g) Total Monthly Payments. Each Series 1995-1 Lease provides for Total Monthly Payments which include Constant Yield Payments that fully amortize the Balance Subject to Lease Charges of such Series 1995-1 Lease to a final payment equal to the Residual Value of the related Series 1995-1 Leased Vehicle over the term of such Series 1995-1 Lease.

        (h) Compliance with Law. At the time it was originated or made, and as of the date of this Supplement, each Series 1995-1 Lease complied in all material respects with all requirements of applicable federal, state, and local laws, and regulations thereunder.

        (i) Binding Obligation. Each Series 1995-1 Lease represents the genuine, legal, valid and binding payment obligation in writing of the related Lessee, enforceable by the holder thereof in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

        (j) No Government Lessee. None of the Series 1995-1 Leases is an obligation of the United States of America or any state or of any agency, department, or instrumentality of the United States of America or any state.

        (k) Leases in Force. As of the Series 1995-1 Specification Date, no Series 1995-1 Lease had been satisfied, subordinated, rescinded, cancelled or terminated.

        (l) No Waiver. No provision (other than the assessment of a Security Deposit or Reconditioning Reserve) of a Series 1995-1 Lease has been waived.

        (m) No Defenses. No right of rescission, setoff, counterclaim, or defense has been asserted or threatened with respect to any Series 1995-1 Lease.

        (n) No Default. As of the Series 1995-1 Specification Date, no default in payment by any Lessee of any payments due with respect to a Series 1995-1 Lease had occurred and was continuing for a period of more than thirty days; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting termination or cancellation under the terms of any Series 1995-1 Lease had arisen.

        (o) No Recourse to Dealer. No Series 1995-1 Lease provides for recourse to the related Dealer.

        (p) Insurance. Each Lessee, to the best knowledge of the Administrative Agent, has obtained or agreed to obtain physical damage insurance and liability insurance covering the related Series 1995-1 Leased Vehicle as required under the related Series 1995-1 Lease.

        (q) Title. No Series 1995-1 Asset has been sold, transferred, assigned, or pledged by any Dealer to any Person other than FCTT. Comerica, as trustee for FCTT and for the benefit of the Holders of Series 1995-1 Certificates, has good and marketable title to each Series 1995-1 Lease and each Series 1995-1 Leased Vehicle, free and clear of all Liens, encumbrances, security interests, and rights of others, including liens or claims for work, labor or material relating to such Series 1995-1 Leased Vehicle.

        (r) Valid Assignment. No Series 1995-1 Lease was originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Series 1995-1 Lease to FCTT or of a beneficial interest in such Series 1995-1 Lease pursuant to transfers of Series 1995-1 Certificates is unlawful, void, or voidable. No Series 1995-1 Leased Vehicle is subject to the laws of any jurisdiction under which the sale, transfer, and assignment of such Series 1995-1 Leased Vehicle to FCTT or of a beneficial interest in such Series 1995-1 Leased Vehicle pursuant to transfers of Series 1995-1 Certificates is unlawful, void, or voidable. No Dealer has entered into any agreement with any Lessee that prohibits, restricts or conditions the assignment of any portion of a Series 1995-1 Lease.

        (s) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give Comerica, on behalf of FCTT, a first perfected ownership interest in each Series 1995-1 Lease have been made.

        (t) Chattel Paper. Each Series 1995-1 Lease constitutes "chattel paper" as defined in the UCC.

        (u) One Original. There is only one original of each Series 1995-1 Lease, which is held by the Administrative Agent on behalf of FCTT.

        (v) No Deferred Gross. No Series 1995-1 Lease is subject to a holdback of Excess Deferred Gross.

        (w) Origination. Each Series 1995-1 Lease has an origination date on or after ______ __, 199_.

        (x) Maturity of Leases. Each Series 1995-1 Lease has a Scheduled Lease End Date of not greater than 36 months from the date on which it was entered into.

        (y) Minimum Retail Operating Lease Factor. Each Series 1995-1 Lease has a Retail Operating Lease Factor equal to or greater than __%.

        (z) Location of Lease Files. The Lease Files relating to each Series 1995-1 Lease are maintained at the offices of the Administrative Agent.

        (aa) Scheduled Payments. Each Series 1995-1 Lease has a first scheduled Total Monthly Payment due on or prior to ______ __, 1995 and no Series 1995-1 Lease has a Total Monthly Payment that was more than 30 days overdue as of the Series 1995-1 Cut-Off Date.

        (ab) No Extensions. No Term Extension or Payment Extension had been granted to the Lessee under any Series 1995-1 Lease prior to the Series 1995-1 Cut-Off Date.

        (ac) Advanced Payment Program. No Series 1995-1 Lease was originated under the Advanced Payment Program.

        (ad) Other Data. The information relating to the Series 1995-1 Leases and Series 1995-1 Leased Vehicles contained in the Schedule of Series 1995-1 Assets attached hereto as Exhibit A is true and correct in all material respects and no selection procedures believed to be adverse to the Holders of Series 1995-1 Certificates were utilized in selecting the Series 1995-1 Assets.

        (ae) Administrative Agency Agreement. The representations and warranties made by the Administrative Agent in the Administrative Agency Agreement are true and correct.


                                   ARTICLE IV
                               FEES AND EXPENSES

        Section 4.1 Fees and Expenses. On each Payment Date, the Administrative Agent shall be paid the Series 1995-1 Administrative Fee in accordance with terms of the Indenture. In consideration for the payment of such fees, the Administrative Agent shall pay on each Payment Date (i) the Series 1995-1 Comerica Fee to Comerica, (ii) the fees and expenses of the Indenture Trustee as agreed upon in Section 6.7 of the Indenture and (iii) the fees and expenses of the Lease Trustee as agreed upon in Section
8.1 of the Lease Trust Agreement.


                                   ARTICLE V
                                  COLLECTIONS

        Series 1995-1 Collections shall be allocated to the Series 1995-1 Certificates and distributed as set forth in Article V and Article VI of the Administrative Agency Agreement, as modified pursuant to this Article V.

        Section 5.1 Establishment of Series Collection Account and Series Payahead Account. (a) The Administrative Agent shall establish and maintain an account in the name of the RCL Trustee at an Eligible Institution (which initially shall be ______) to be designated as the FCTT Specified Assets Collection Account, Series 1995-1 (the "Series 1995-1 Collection Account"), bearing an additional designation clearly indicating that the funds deposited therein are held by the RCL Trustee, subject to the security interest of the Lease Trustee and the Indenture Trustee. The Series 1995-1 Collection Account is the "Series Collection Account" for Series 1995-1. The Series 1995-1 Collection Account shall be under the sole dominion and control of the RCL Trustee; provided, that the rights of the RCL Trustee with respect to the Series 1995-1 Collection Account and to any funds on deposit from time to time therein shall be subject to the security interest of the Indenture Trustee until the Outstanding Amount of the Notes has been reduced to zero, and thereafter, to the security interest of the Lease Trustee until the Aggregate Certificate Balance has been reduced to zero; provided, further, that the Administrative Agent may make deposits to and withdrawals from the Series 1995-1 Collection Account in accordance with clause second of Section 5.2(c) and Section 5.2(d) of the FCTT Agreement, Section 6.2(b) of the Administrative Agency Agreement and Section 5.2(a) hereof. All deposits to and withdrawals from the Series 1995-1 Collection Account shall be made only upon the terms and conditions of the Basic Documents.

        Any amounts on deposit in the Series 1995-1 Collection Account shall be invested by the Administrative Agent, acting on behalf of the RCL Trustee and at the direction of Ford Credit and Ford Credit Leasing, in

Permitted Investments with a maturity date no later than the next succeeding Payment Date. All investment earnings on amounts deposited to the Series 1995-1 Collection Account, including any proceeds thereof, shall be credited to the Series 1995-1 Collection Account, and losses, if any, resulting from Permitted Investments in the Series 1995-1 Collection Account shall be charged to the Series 1995-1 Collection Account. All such investment income shall be reported for federal income tax purposes as earned (i) 99% by RCL Trust and
(ii) 1% by Ford Credit Leasing: the 99% accruing to RCL Trust shall be reported in accordance with the Percentage Interests of Ford Credit and Ford Credit Leasing in RCL Trust. The authority of the Administrative Agent to make deposits to and withdrawals from the Series 1995-1 Collection Account and to invest the amounts on deposit therein is revocable at any time by the RCL Trustee, acting at the direction of the Indenture Trustee until the Outstanding Amount of Notes has been reduced to zero, and thereafter, the Lease Trustee until the Aggregate Certificate Balance has been reduced to zero. If the institution at which the Series 1995-1 Collection Account is established ceases to be an Eligible Institution, then the Series 1995-1 Collection Account shall be moved to an Eligible Institution within 10 Business Days (or such longer period not to exceed 30 calendar days as to which each Rating Agency may consent).

        (b) The Administrative Agent shall establish and maintain an account in the name of RCL Trust 1995-1 at an Eligible Institution (which initially shall be ______) to be designated as the "Series 1995-1 Payahead Account," bearing an additional designation clearly indicating that funds deposited therein are held by the RCL Trustee, subject to the security interest of the Indenture Trustee. The Series 1995-1 Payahead Account is the "Series Payahead Account" for Series 1995-1. The Series 1995-1 Payahead Account shall be under the sole dominion and control of the RCL Trustee; provided, that the rights of the RCL Trustee with respect to the Series 1995-1 Payahead Account and to any funds on deposit from time to time therein shall be subject to the security interest of the Indenture Trustee until the Outstanding Amount of the Notes has been reduced to zero, and thereafter, to the security interest of the Lease Trustee until the Aggregate Certificate Balance has been reduced to zero; provided, further, that the Administrative Agent may make deposits to and withdrawals from the Series 1995-1 Payahead Account in accordance with Section 6.1(a) of the Administrative Agency Agreement and Section 5.2(b) here-of. All deposits to and withdrawals from the Series 1995-1 Payahead Account shall be made only upon the terms and conditions of the Basic Documents.

        Any amounts on deposit in the Series Payahead Account shall be invested by the Administrative Agent, acting on behalf of the RCL Trustee and at the direction of Ford Credit and Ford Credit Leasing, in Permitted Investments which mature no later than the next succeeding Payment Date. All investment earnings on amounts deposited to the Series 1995-1 Payahead Account shall be credited to the RCL Account, and losses, if any, resulting from Permitted Investments in the Series 1995-1 Payahead Account shall be charged to the RCL Account. All such investment income shall be reported for federal income tax purposes as earned
(i) 99% by RCL Trust 1995-1 and (ii) 1% by Ford Credit Leasing: the 99% accruing to RCL Trust shall be reported in accordance with the Percentage Interests of Ford Credit and Ford Credit Leasing in RCL Trust. The authority of the Administrative Agent to make deposits to and withdrawals from the Series 1995-1 Payahead Account and to invest the amounts on deposit therein is revocable at any time by the RCL Trustee, acting at the direction of the Indenture Trustee until the Outstanding Amount of Notes has been reduced to zero, and thereafter, the Lease Trustee until the Aggregate Certificate Balance has been reduced to zero. If the institution at which the Series 1995-1 Collection Account is established is no longer on Eligible Institution, then the Series 1995-1 Collection Account shall be moved to an Eligible Institution within 10 Business Days (or such longer period not to exceed 30 calendar days) as to which each Rating Agency may consent.

        Section 5.2 Application and Distribution of Funds. (a) On each Business Day the Administrative Agent shall deposit (i) Series 1995-1 Collections in the Series 1995-1 Collection Account pursuant to Section 6.2(b) of the Administrative Agency Agreement and (ii) any Administrative Purchase Amounts with respect to beneficial interests in each Series 1995-1 Asset purchased pursuant to Sections 4.2, 4.5 and 4.7 of the Administrative Agency Agreement, Section 3.3 or Section 5.6 of the Asset Contribution Agreement; provided, however, for so long as each Monthly Remittance Condition is satisfied, the Administrative Agent may make such deposits with respect to a Collection Period on the related Distribution Date.

        (b) On each Business Day the Administrative Agent shall deposit Payaheads with respect to Series 1995-1 Assets in the Series 1995-1 Payahead Account pursuant to Section 6.1(a) of the Administrative Agency Agreement; provided, however, that for so long as each Monthly Remittance Condition is satisfied, the Administrative Agent shall not be required to deposit Payaheads in the Series 1995-1 Payahead Account or to segregate or otherwise hold separate any Payaheads remitted by Lessees, but shall be required on each Distribution Date to deposit Payaheads with respect to any Series 1995-1 Lease for which the related Lessee has failed to remit all or a portion of the Monthly Payment due during the preceding Collection Period in the Series 1995-1 Collection Account in an amount equal to the lesser of (x) the Payahead Balance outstanding on such Distribution Date with respect to such Series 1995-1 Lease and (y) the portion of such Monthly Payment not received.

        (c) In accordance with Section 5.4(a), on each Payment Date, the Administrative Agent shall deposit to, or withdraw from, the Series 1995-1 Collection Account the sum of the Aggregate Net Sale Proceeds Advances for the preceding three Collection Periods.

        (d) In accordance with Section 5.4(b), on each Payment Date, the Administrative Agent shall deposit to, or withdraw from, the Series 1995-1 Collection Account the sum of the Aggregate Net Monthly Payment Advances for Preceding three Collection Periods.

        (e) On each Payment Date, the Administrative Agent shall withdraw all amounts on deposit in the Series 1995-1 Collection Account, after making the deposits and withdrawals set forth in Sections 5.2(a), (b), (c) and (d), and deposit all amounts therein including any investment income earned on the amounts deposited therein and proceeds thereof, to (i) the Series 1995-1 Payments Account, if the Outstanding Amount of the Notes is greater than zero, or, (ii) the Certificate Distribution Account, if the Outstanding Amount of the Notes has been reduced to zero. On each Payment Date, the Administrative Agent shall charge to the Series 1995-1 Collection Account losses, if any, resulting from Permitted Investments in the Series 1995-1 Collection Account. All such investment income shall be reported for federal income tax purposes as earned
(i) 99% by RCL Trust 1995-1 and (ii) 1% by Ford Credit Leasing: the 99% accruing to RCL Trust shall be reported in accordance with the Percentage

Interests of Ford Credit and Ford Credit Leasing in RCL Trust.

        (f) On each Payment Date, the Administrative Agent shall withdraw all investment income earned on amounts deposited in the Series 1995-1 Payahead Account and any proceeds thereof and deposit such amounts in the RCL Account. On each Payment Date, the Administrative Agent shall charge to the RCL Account all losses, if any, resulting from Permitted Investments in the Series 1995-1 Payahead Account.

        Section 5.3  RCL Trust 1995-1 Purchase Option.   To the extent that the
proceeds received by the Administrative Agent from the sale of any Series 1995-1 Leased Vehicle after the expiration of the related Series 1995-1 Lease exceeds the Residual Value for such Series 1995-1 Leased Vehicle, RCL Trust 1995-1 will be assumed to have exercised its option, granted in the Program Operating Lease, to purchase the beneficial interest in such Series 1995-1 Leased Vehicle at the RCL Purchase Option Price, and to have caused the Administrative Agent to have subsequently sold the beneficial interest in such Series 1995-1 Leased Vehicle on behalf of RCL Trust 1995-1 for an amount equal to the proceeds from such sale. Such assumption with respect to the beneficial interest in any Series 1995-1 Leased Vehicle shall be rebutted upon receipt of written direction from the RCL Trustee that RCL Trust has not exercised its option to purchase the beneficial interest in such Series 1995-1 Leased Vehicle. Sale Proceeds in excess of the RCL Purchase Option Price shall be distributed by the Administrative Agent to RCL Trust and shall be property of RCL Trust.

        Section 5.4 Monthly Payment Advances and Sale Proceeds Advances. (a) On each Payment Date, the Administrative Agent shall make a Sale Proceeds Advance with respect to each Series 1995-1 Leased Vehicle with respect to which the related Scheduled Lease End Date has occurred in the related Accrual Period and the related Sale Proceeds have not been deposited in the Series 1995-1 Collections Account. The Administrative Agent shall be reimbursed for any outstanding Sale Proceeds Advances with respect to a Series 1995-1 Leased Vehicle (without interest) as follows:

     first, by retaining the Sale Proceeds of the related Series 1995-1 Leased Vehicle;

     second, by retaining Sales Proceeds from other Series 1995-1 Leased Vehicles; and

     third, from a draw on the Limited RV Guaranty after the Outstanding Amount of the Notes and the Aggregate Certificate Balance each have been reduced to zero.

        (b) On each Payment Date, the Administrative Agent shall make Monthly Payment Advances with respect to each overdue Monthly Payment, determined as of the end of the related Accrual Period, for all Series 1995-1 Leases (other than Liquidated Leases) in accordance with Section 6.3 of the Administrative Agency Agreement. The Administrative Agent shall be reimbursed for any outstanding Monthly Payment Advances with respect to a Series 1995-1 Lease as follows:

     first, by retaining any subsequent Collections (other than Sales Proceeds) with respect to the related Series 1995-1 Lease or the related Series 1995-1 Leased Vehicle;

     second, by retaining Collections (other than Sale Proceeds) with respect to Series 1995-1; and

     third, from a draw on the Reserve Account after the Outstanding Amount of the Notes and the Aggregate Certificate Balance each have been reduced to zero.

        Section 5.5 Administrative Purchase upon Term Extension. Notwithstanding Section 4.7 of the Administrative Agency Agreement, on each Distribution Date, the Administrative Agent, on behalf of the Holders of Exchangeable Beneficial Certificates, shall deposit in the Series 1995-1 Collections Account the Administrative Purchase Amount for each Series 1995-1 Leased Vehicle the related Lease of which has been subject to a Term Extension during the Related Collection Period.

                                   ARTICLE VI
                         REPORTS TO CERTIFICATEHOLDERS

        Section 6.1 Statements to Certificateholders. (a) On each Distribution Date, Comerica shall include with each distribution to each Holder of a Series 1995-1 Certificate, the information required to be delivered pursuant to Section 6.4(b) of the Administrative Agency Agreement.

        (b) In addition to the information delivered pursuant to Section 6.1(a), the Administrative Agent shall provide to Comerica, and Comerica shall provide to each Holder of a Series 1995-1 Certificate the following information in connection with each Payment Date:

             (i) the Series 1995-1 Credit Loss with respect to the preceding Accrual Period; and

             (ii) the Series 1995-1 Residual Loss with respect to the preceding Accrual Period.


                                  ARTICLE VII
                               OPTIONAL PURCHASE

        Section 7.1 Optional Purchase of Series 1995-1 Certificates. On any Payment Date following the last day of a Collection Period as of which the Series 1995-1 Asset Amount, as a percentage of the initial Series 1995-1 Asset Amount as of the Series 1995-1 Cut-Off Date, is less than 10%, the Administrative Agent shall have the option to purchase the Series 1995-1 Certificates. To exercise such option, the Administrative Agent shall give Comerica and the Holders of the Series 1995-1 Certificates at least twenty-five days prior written notice of the Payment Date on which the Administrative Agent intends to exercise such option, and shall, on such Payment Date, deposit an amount in immediately available funds equal to the Series 1995-1 Asset Amount as of the last day of the Related Collection Period to the Series 1995-1 Collection Account.


                                  ARTICLE VIII
                                 MISCELLANEOUS

        Section 8.1 Provision of Information. The Administrative Agent shall provide such information as is requested from time to time by the Holders of the Series





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

1995-1 Certificates for the purpose of making distributions with respect to such Series 1995-1 Certificates or with respect to payment on any securities based on such Series 1995-1 Certificates.

        Section 8.2 Ratification of Administrative Agency Agreement. As supplemented by this Supplement, the Administrative Agency Agreement is in all respects ratified and confirmed and the Administrative Agency Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

        Section 8.3 Actions on Behalf of the Lease Trust. The Administrative Agent hereby accepts the authorization granted pursuant to Section 12.12 of the Lease Trust Agreement, and agrees that it shall prepare and execute on behalf of the Lease Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Lease Trust to prepare, file or deliver pursuant to the Basic Documents. In addition, the Administrative Agent shall maintain the books and records required by Section 11.2 of the Lease Trust Agreement.

        Section 8.4 Insurance Policies. So long as any Series 1995-1 Certificates are outstanding, the Administrative Agent will maintain and pay when due all premiums with respect to, and the Administrative Agent may not terminate or cause the termination of: (i) each contingent and excess liability Insurance Policy unless (A) a replacement Insurance Policy or policies is obtained providing coverage against third party claims that may be raised against the FCTT Trustee, on behalf of FCTT, with respect to any Series 1995-1 Leased Vehicle in an amount at least equal to $__________ per claim, not subject, to this extent, to any annual or aggregate cap (which policy or policies may be a blanket insurance policy or policies covering the Administrative Agent and one or more of its Affiliates), and (B) either (i) each Rating Agency has delivered a letter to the Indenture Trustee for so long as the Outstanding Amount of the Notes is greater than zero and thereafter to the Lease Trustee to the effect that the obtaining of any such replacement insurance policy or policies, in and of itself, will not cause the rating of any of the Notes or Lease Trust Certificates to be reduced or withdrawn. The obligations of the Administrative Agent pursuant to this Section 8.4 shall survive any termination of the Administrative Agent's obligations with respect to the Series

1995-1 Leases and Series 1995-1 Leased Vehicles under this Supplement or the Agreement.

        Section 8.5 Counterparts. This Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

        Section 8.6 Notices. All directions, notices and instructions to the Trustee shall be in writing (which may be facsimile).

        Section 8.7 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

        SECTION 8.8 GOVERNING LAW. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                               COMERICA BANK, as trustee of Ford
                                 Credit Titling Trust


                                 By: ___________________________
                                 Name:
                                 Title:


                               FORD MOTOR CREDIT COMPANY,
                                 as Administrative Agent
                                 and initial Beneficiary of
                                 Ford Credit Titling Trust


                                 By:___________________________
                                 Name:
                                 Title:


                               FORD CREDIT LEASING COMPANY, INC.,
                                 as initial Beneficiary of Ford
                                 Credit Titling Trust


                                 By:___________________________
                                 Name:
                                 Title:

                                                                       EXHIBIT A

                       [SCHEDULE OF SERIES 1995-1 LEASES
                       AND SERIES 1995-1 LEASED VEHICLES]





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

                                                                       EXHIBIT B

                                [Form of Lease]





                                       19